Summary Prospectus
March 1, 2014
(As amended July 1, 2014)
Columbia European Equity Fund

Class	Ticker Symbol
Class A Shares	AXEAX
Class B Shares	AEEBX
Class C Shares	REECX
Class I Shares	CEEIX
Class K Shares	CEQRX
Class R4 Shares	CADJX
Class R5 Shares	CADKX
Class W Shares	CEEWX
Class Z Shares	CEEZX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://www.columbiamanagement.com/web/columbia/forms-literature/fund-literature. You can also get this information at no cost by calling 800.345.6611 or by sending an email to serviceinquiries@columbiamanagement.com. This Summary Prospectus incorporates by reference the Fund’s prospectus, dated March 1, 2014, and current Statement of Additional Information.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Columbia European Equity Fund (the Fund) seeks to provide shareholders with capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 19 of the Fund’s prospectus and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes I, K, R4, R5, W and Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00% (a)	5.00% (b)	1.00% (c)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I	Class K	Class R4	Class R5	Class W	Class Z
Management fees	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.00%	0.00%	0.25%	0.00%
Other expenses(d)	0.39%	0.39%	0.39%	0.14%	0.44%	0.39%	0.19%	0.39%	0.39%
Total annual Fund operating expenses	1.43%	2.18%	2.18%	0.93%	1.23%	1.18%	0.98%	1.43%	1.18%
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, as follows: 1.00% if redeemed within 12 months of purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge decreases over time.
(c)	This charge applies to redemptions within one year of purchase, with certain limited exceptions.
(d)	Other expenses for Class A, Class B, Class C, Class K, Class W and Class Z have been restated to reflect contractual changes to certain fees paid by the Fund and other expenses for Class R4 and Class R5 are based on estimated amounts for the Fund's current fiscal year.
1	Columbia European Equity Fund

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$712	$1,001	$1,312	$2,190
Class B (assuming redemption of all shares at the end of the period)	$721	$ 982	$1,369	$2,323
Class B (assuming no redemption of shares)	$221	$ 682	$1,169	$2,323
Class C (assuming redemption of all shares at the end of the period)	$321	$ 682	$1,169	$2,513
Class C (assuming no redemption of shares)	$221	$ 682	$1,169	$2,513
Class I (whether or not shares are redeemed)	$ 95	$ 296	$ 515	$1,143
Class K (whether or not shares are redeemed)	$125	$ 390	$ 676	$1,489
Class R4 (whether or not shares are redeemed)	$120	$ 375	$ 649	$1,432
Class R5 (whether or not shares are redeemed)	$100	$ 312	$ 542	$1,201
Class W (whether or not shares are redeemed)	$146	$ 452	$ 782	$1,713
Class Z (whether or not shares are redeemed)	$120	$ 375	$ 649	$1,432
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.
Principal Investment Strategies
The Fund primarily invests in equity securities of European companies that are believed to offer growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of European companies. These equity securities generally include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts (ADRs), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. A company is considered to be located in Europe if:
■	It is organized under the laws of a European country or has a principal office in a European country;
■	It derives at least 50% of its total revenues from businesses in Europe; or
■	Its equity securities are traded principally on a stock exchange in Europe.
Although the Fund emphasizes investments in developed countries, the Fund also may invest in securities of companies located in developing or emerging markets.
The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund’s exposure to foreign currency.
Columbia European Equity Fund	2

Principal Risks
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives. The Fund may fail to achieve its investment objective and you may lose money.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Foreign Securities Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies. The performance of the Fund may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly where the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Geographic Concentration Risk/Europe Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single EU country can pose significant economic risks to the EU as a whole. As a result, the Fund may be more volatile than a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.
3	Columbia European Equity Fund

Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.
Preferred Stock Risk. Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).
Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with benchmark performance.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class A shares (without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Class R4 and Class R5 shares of the Fund commenced operations after the periods ended shown in the table below and, therefore, performance is not yet available. Any share class that does not have available performance would have annual returns substantially similar to those of Class A shares. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The after-tax returns shown in the table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes.
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800-345-6611 or visiting columbiamanagement.com.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	3rd Quarter 2010	21.59%
	Worst	3rd Quarter 2011	-22.05%
Columbia European Equity Fund	4

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2013)
	Share Class Inception Date	1 Year	5 Years	10 Years
Class A	06/26/2000
returns before taxes		21.82%	15.40%	8.89%
returns after taxes on distributions		20.70%	15.02%	8.49%
returns after taxes on distributions and sale of Fund shares		13.49%	12.47%	7.19%
Class B returns before taxes	06/26/2000	23.15%	15.67%	8.69%
Class C returns before taxes	06/26/2000	27.31%	15.87%	8.71%
Class I returns before taxes	07/15/2004	29.93%	17.43%	10.12%
Class K returns before taxes	06/26/2000	29.41%	16.96%	9.81%
Class W returns before taxes	06/18/2012	29.20%	16.72%	9.54%
Class Z returns before taxes	09/27/2010	29.48%	17.03%	9.68%
MSCI Europe Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		25.23%	13.36%	7.28%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Subadviser: Threadneedle International Limited

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Dan Ison	Fund Manager	Portfolio Manager	2009
Ann Steele	Fund Manager	Deputy Portfolio Manager	July 2014
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:

Online	Regular Mail	Express Mail	By Telephone
columbiamanagement.com	Columbia Funds, c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081	Columbia Funds, c/o Columbia Management Investment Services Corp. 30 Dan Road, Suite 8081 Canton, MA 02021-2809	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, exchange or sell shares of the Fund in or from your account with the intermediary.
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A, B* & C	Nonqualified accounts	$2,000	$100
	Individual retirement accounts	$1,000	$100
Classes I, K** & R4	All eligible accounts	None	None
Class R5	Combined underlying accounts of eligible registered investment advisers	$100,000	N/A
	Omnibus retirement plans	None	N/A
Class W	All eligible accounts	$500	N/A
Class Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor.	$100

*	This class of shares is generally closed to new and existing shareholders.
**	This class of shares is generally closed to new investors.
There is no minimum additional investment for any share class.
5	Columbia European Equity Fund

Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
Columbia European Equity Fund	6

225 Franklin Street, Boston, MA 02110
800.345.6611 columbiamanagement.com
© 2014 Columbia Management Investment Distributors, Inc.	SUM147_10_D02_(07/14)